News Release

September 15, 2005	Page 1 of 4

NEWELL RUBBERMAID ANNOUNCES GLOBAL INITIATIVE
TO FUEL SUSTAINABLE GROWTH
Three-Year Strategic Growth Plan to Result in
After-Tax Charges of $295 to $340 Million
Expected Annualized Savings to Exceed $120 Million by 2008
Company Remains On-Track for Strong 2005 Earnings Performance
and Provides 2006 Guidance
ATLANTA, September 15, 2005 — To fuel sustainable growth in sales, earnings and cash flow, Newell Rubbermaid (NYSE: NWL) today announced Project Acceleration, a three-year global initiative to strengthen and transform its portfolio.
Through Project Acceleration, Newell Rubbermaid will:
1.	Increase investment in new product development, brand building and marketing

2.	Reduce manufacturing overhead to advance plans for achieving the best cost position

3.	Strengthen the company’s portfolio of businesses
Joseph Galli, chief executive officer of Newell Rubbermaid, said, “Our goal has always been to position Newell Rubbermaid for sustainable growth through powerful brands and innovative new products. Project Acceleration will help us achieve our goal through increasing investments in our top-tier brands and reducing manufacturing overhead to improve our cost competitiveness.”
The cost of implementing the three-year program is expected to result in cumulative restructuring charges totaling between $350 and $400 million ($295 to $340 million after tax), beginning with approximately $220 to $250 million ($185 to $210 million after tax) in 2006. Approximately 60% of the restructuring costs will be cash charges. Annualized savings are projected to exceed $120 million upon conclusion of the program in 2008, representing an average two-year cash payback and an estimated after-tax rate of return of 40%. Approximately $100 million of the savings are expected to benefit gross margin, with the remaining $20 million benefiting SG&A expense.
The major elements of Project Acceleration are:
1.	Increase investment in new product development, brand building and marketing
➢	The company intends to fuel its global growth initiatives through additional investments in its leadership platforms. Specifically, the company will increase spending on consumer marketing, research & development and international growth opportunities. Spending is expected to increase approximately $40 million in 2006 and $150 million by the end of Project Acceleration in 2008. These investments will enable Newell Rubbermaid to accelerate its “virtuous cycle” by introducing innovative new products backed by power brands to support premium pricing in the marketplace, in turn, funding demand creation, yielding funds to fuel the entire cycle again.

Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Jesse Herron
Vice President
Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Nancy de Jonge Davis
Vice President
Corporate Communications
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Cari Davidson
Manager
Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

News Release

September 15, 2005	Page 2 of 4

➢	The company will accelerate the deployment of its Newell Marketing Excellence (NWL MAX) program, a training and development initiative to enhance its global marketing and new product development competencies. NWL MAX will enable the company to improve critical marketing and commercialization processes to drive internal growth.
2.	Reduce manufacturing overhead to advance plans for achieving the best cost position
➢	Project Acceleration includes the closure of approximately one-third of the company’s current 80 manufacturing facilities. The company estimates these initiatives will impact more than 5,000 employees. Upon completion of the plan, the company’s geographic footprint will be optimized.

➢	The company will continue to focus on its productivity program, Newell Operational Excellence, to continuously improve quality, service and cost. The company remains committed to an internal goal to generate 5% in productivity savings every year.
3.	Strengthen the company’s portfolio of businesses
➢	The company continues to invest in and build a focused group of leadership platforms, referred to as “Invest” platforms, capable of collectively generating 3% to 5% long-term sustainable sales growth. These platforms are Office Products, Tools and Hardware, Rubbermaid Commercial Products, Rubbermaid Foodservice Products, Premium Kitchen, Personal Care and Juvenile products. The company is also executing initiatives to improve the performance of its Window Fashions, Little Tikes and Rubbermaid Home Products platforms.

➢	The company will continue to evaluate strategic accretive acquisitions to strengthen its leadership platforms. In July 2005, the company announced it reached a definitive agreement to acquire DYMO, a global leader in designing, manufacturing and marketing on-demand labeling solutions. The acquisition is subject to applicable regulatory approvals and other customary closing conditions and is expected to close by year-end. The company expects the acquisition to be neutral to earnings in 2005 and approximately $0.06 per share accretive in 2006.
2005 Outlook
The company expects diluted earnings per share from continuing operations for the full year 2005 to be in the range of $1.43 to $1.48. This range excludes a non-cash impairment charge of approximately $35 million ($0.13 per share), related to the United Kingdom business in the company’s Home Fashions segment. This outlook also does not include total net losses reported as discontinued operations, expected to be approximately $90 million. The company continues to expect internal sales to decline in the range of 1% to 3% for the full year 2005, primarily reflecting the company’s strategic decision to exit $200 million in annual revenue of low-margin product lines and the volume impact related to its pricing strategy.
For the third quarter 2005, the company expects diluted earnings per share from continuing operations to be in the range of $0.33 to $0.37. This range excludes a non-cash impairment charge of approximately $35 million ($0.13 per share), related to the United Kingdom business in the company’s Home Fashions segment. The company continues to expect internal sales to decline 0% to 2%.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Jesse Herron
Vice President
Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Nancy de Jonge Davis
Vice President
Corporate Communications
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Cari Davidson
Manager
Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

News Release

September 15, 2005	Page 3 of 4

A reconciliation of the 2005 earnings outlook is as follows:

	Full Year	Third Quarter
Diluted earnings per share from continuing operations (as reported):	$1.30 - $1.35	$0.20 - $0.24

Impairment charges	$0.13	$0.13

Diluted earnings per share from continuing operations (excluding charges):	$1.43 - $1.48	$0.33 - $0.37
For the full year 2005, the company continues to expect net cash from operating activities to be in the range of $625 to $675 million. Expenditures for property, plant and equipment are expected to be in the range of $125 to $150 million and dividends are expected to be approximately $230 million for the full year 2005.
2006 Outlook
The company will provide earnings per share guidance on a GAAP basis and a proforma basis, which excludes the charges associated with Project Acceleration. For the full year 2006, the company expects diluted earnings per share from continuing operations to be in the range of $1.50 to $1.60. This outlook includes the impact of the DYMO acquisition and does not include approximately $220 to $250 million ($185 to $210 million after tax) of restructuring charges expected to be incurred in 2006. For the full year 2006, the company expects diluted earnings per share from continuing operations, on a GAAP basis, to be in the range of $0.77 to $0.87.
A reconciliation of the 2006 earnings outlook is as follows:

Full Year
Diluted earnings per share from continuing operations (as reported):	$0.77 - $0.87

Restructuring charges	$0.68 - $0.77

Diluted earnings per share from continuing operations (excluding charges):	$1.50 - $1.60
For the full year 2006, the company expects internal sales growth of -1 % to 1%, highlighted by internal sales growth from its leadership platforms of 2% to 4%. The company expects cash from operations to be in the range of $550 to $600 million, reflecting a use of approximately $100 million of cash related to Project Acceleration. Expenditures for property, plant and equipment are expected to be in the range of $125 to $150 million and dividends are expected to be approximately $230 million for the full year 2006.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Jesse Herron
Vice President
Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Nancy de Jonge Davis
Vice President
Corporate Communications
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Cari Davidson
Manager
Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

News Release

September 15, 2005	Page 4 of 4

Analyst Day
The company will host its Analyst Day September 22, 2005, at the Equitable Center, located at 787 Seventh Ave., New York, N.Y. Those interested in attending should contact Newell Rubbermaid’s Investor Relations Department at (770) 407-3994 or via email at investor.relations@newellco.com to obtain registration instructions. The event will also be web cast and the link will be located on the investor relations section of the company’s website at www.newellrubbermaid.com.
Caution Concerning Forward-Looking Statements
The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of Project Acceleration, internal sales, income/(loss), earnings per share, operating income or gross margin improvements, capital and other expenditures, cash flow, dividends, restructuring, impairment and other charges, potential losses on divestiture, costs and cost savings and the value thereof, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “expect,” “project,” “will,” “enable,” “estimate,” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies in various parts of the world; competition with numerous other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials used by the company; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations in the face of foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; our ability to complete strategic acquisitions (including DYMO); our ability to integrate previously acquired businesses; the risks inherent in our foreign operations and those factors listed in the company’s 2005 second quarter Form 10-Q, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.
Non-GAAP Financial Measures
This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.
About the Company
Newell Rubbermaid Inc. is a global marketer of consumer and commercial products with 2004 sales of $6.5 billion and a powerful brand family including Sharpie®, Paper Mate®, Waterman®, EXPO®, Rubbermaid®, Calphalon®, Graco®, Goody®, BernzOmatic®, IRWIN® and LENOX®. The company is headquartered in Atlanta, Ga., and has over 31,000 employees worldwide.
This press release and additional financial information about the company are available on the company’s website at www.newellrubbermaid.com.
# # #
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Jesse Herron
Vice President
Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Nancy de Jonge Davis
Vice President
Corporate Communications
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Cari Davidson
Manager
Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983